                                POWER OF ATTORNEY

         The undersigned trustee of LEADER Mutual Funds hereby constitutes R. Jeffrey Young his true and lawful attorney, with full power to said attorney and to sign for him, in his name and in his capacity as a trustee of LEADER Mutual Funds, a Massachusetts business trust, under the Securities Act of 1933, as amended (the "Securities Act"), or the Investment Company Act of 1940, as amended (the "Investment Company Act"), and generally to do all such things in his name and on his behalf to enable LEADER Mutual Funds to comply with the provisions of the Securities Act, the Investment Company Act, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by his said attorney to any and all registration statements of LEADER Mutual Funds and any amendments thereto.

         Witness my hand this 19th day of December, 2003.





                                        /s/  Neil Seitz
                                        ------------------------------
                                        Neil Seitz
                                        Trustee

                                POWER OF ATTORNEY

         The undersigned trustee of LEADER Mutual Funds hereby constitutes R. Jeffrey Young his true and lawful attorney, with full power to said attorney and to sign for him, in his name and in his capacity as a trustee of LEADER Mutual Funds, a Massachusetts business trust, under the Securities Act of 1933, as amended (the "Securities Act"), or the Investment Company Act of 1940, as amended (the "Investment Company Act"), and generally to do all such things in his name and on his behalf to enable LEADER Mutual Funds to comply with the provisions of the Securities Act, the Investment Company Act, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by his said attorney to any and all registration statements of LEADER Mutual Funds and any amendments thereto.

         Witness my hand this 18th day of December, 2003.




                                       /s/  Brad L. Badgley
                                       --------------------------------
                                       Brad L. Badgley
                                       Trustee

                                POWER OF ATTORNEY

         The undersigned trustee of LEADER Mutual Funds hereby constitutes R. Jeffrey Young his true and lawful attorney, with full power to said attorney and to sign for him, in his name and in his capacity as a trustee of LEADER Mutual Funds, a Massachusetts business trust, under the Securities Act of 1933, as amended (the "Securities Act"), or the Investment Company Act of 1940, as amended (the "Investment Company Act"), and generally to do all such things in his name and on his behalf to enable LEADER Mutual Funds to comply with the provisions of the Securities Act, the Investment Company Act, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by his said attorney to any and all registration statements of LEADER Mutual Funds and any amendments thereto.

         Witness my hand this 18th day of December, 2003.




                                       /s/  Harry R. Maier
                                       --------------------------------
                                       Harry R. Maier
                                       Trustee